UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2014 (June 1, 2014)

American Realty Capital Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54688	27-3306391
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 1, 2014, American Realty Capital Healthcare Trust, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ventas, Inc., a Delaware corporation (“Ventas”), Stripe Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Ventas (“Merger Sub”), Stripe OP, LP, a Delaware limited partnership of which Merger Sub is the sole general partner (“OP Merger Sub”), and American Realty Capital Healthcare Trust Operating Partnership L.P., a Delaware limited partnership (the “OP” or the “Surviving Partnership”), of which the Company is the sole general partner. The Merger Agreement provides for the merger of the Company with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of Ventas (the “Merger”), and for the merger of OP Merger Sub with and into OP, with OP continuing as the surviving partnership (the “Partnership Merger”). The board of directors of the Company (the “Board”) has unanimously approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, including the Partnership Merger. Capitalized terms used in this Current Report on Form 8-K but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held by the Company, any wholly owned subsidiary of the Company, Ventas or any wholly owned subsidiary of Ventas, which will be cancelled) will be converted into the right to receive, pursuant to an election made by each holder of the Company’s common stock , (i) $11.33 in cash or (ii) 0.1688 (the “Exchange Ratio”) shares of common stock, par value $0.25, of Ventas (“Ventas Common Stock”). In no event will the aggregate consideration paid in cash be paid on more than 10% of the shares of Company Common Stock issued and outstanding as of immediately prior to the Effective Time and, if the aggregate elections for payment in cash exceed such 10% threshold, then the amount of cash consideration paid on cash elections will be reduced on a pro rata basis with the remaining consideration paid in Ventas Common Stock. Non-electing stockholders will receive Ventas Common Stock based on the Exchange Ratio. Under the Merger Agreement, at the Effective Time, each of the Company’s outstanding restricted shares will vest in full and will be converted into the right to receive the merger consideration as if they were shares of Company Common Stock.

In addition, pursuant to the Partnership Merger, at the Effective Time: (i) the Company’s interest as the general partner of the OP will remain outstanding and constitute the only outstanding general partnership interest in the Surviving Partnership; and (ii) each unit of limited partnership interests in the OP (the “OP Units”) issued and outstanding immediately prior to the effective time of the Partnership Merger, including the 5,613,374 OP Units to be issued in respect of the termination of the Listing Note Agreement (as defined below), will be converted into such number of Class C Units (as defined in the limited partnership agreement of the Surviving Partnership as contemplated to be amended and restated by the Merger Agreement) of the Surviving Partnership as is equal to the Exchange Ratio. For purposes of clause (ii) above, American Realty Capital Healthcare Special Limited Partnership, LLC (the “SLP”), the special limited partner of the OP, will be treated as having contributed its right to distributions from the OP pursuant to its special limited partnership interest in the OP to the OP in exchange for 5,613,374 OP Units. In addition, unless otherwise notified by Ventas, prior to the Effective Time, the Company has agreed to take or cause to be taken any and all actions necessary or appropriate to terminate the Company’s Employee and Director Incentive Restricted Share Plan and the Company’s 2011 Stock Option Plan, all, however, contingent on the occurrence of the Effective Time.

The Company and Ventas have made representations and warranties to each other in the Merger Agreement. Subject to certain exceptions, the Company has agreed, among other things, not to solicit, initiate, knowingly encourage or knowingly facilitate any inquiry, discussion, offer or request from third parties regarding other proposals to acquire the Company, and not to engage in any discussions or negotiations regarding any such proposal, or furnish to any third party non-public information regarding the Company. The Company has also agreed to certain other restrictions on its ability to respond to any such proposals. The Merger Agreement also includes certain termination rights for both the Company and Ventas and provides that, in connection with the termination of the Merger Agreement, under specified circumstances, the Company may be required to pay to Ventas expense reimbursement in an amount equal to $10,000,000. The Merger Agreement also provides for the payment of a termination fee by the Company in the amount of $55,000,000 (net of the expense reimbursement, if previously paid) if the Merger Agreement is terminated under specified circumstances.

The completion of the Merger is subject to various customary conditions, including, among others, the approval by the Company’s stockholders of the Merger, the absence of any law, order or injunction prohibiting the consummation of the Merger, declaration of effectiveness of the registration statement on Form S-4 relating to the shares of Ventas Common Stock to be issued in the Merger, and authorization of such shares for listing on the New York Stock Exchange, subject to official notice of issuance, the accuracy of the other party’s representations and warranties (subject to customary qualifications), the other party’s material compliance with its covenants and agreements contained in the Merger Agreement, the absence of any event that has had or would reasonably be expected to have a material adverse effect on the other party since the date of the Merger Agreement, the receipt by each party of opinions to the effect that the Merger will qualify for federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and opinions that both the Company and Ventas qualify as REITs under the Code, and, in the case of Ventas’s obligation to complete the Merger, the receipt of required regulatory approvals and certain amendments to agreements to which the Company is a party, including those described below, remaining in full force and effect.

The foregoing summary description of the material terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. The representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, are subject to scheduled exceptions and may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily and should not be relied on as characterizing the actual state of facts about the Company or Ventas at the time they were made or otherwise and should only be read in conjunction with the other information that the Company or Ventas (as applicable) makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

Amendment to Advisory Agreement

Concurrently with the execution of the Merger Agreement, the Company entered into an amendment (the “Advisory Agreement Amendment”) to the Third Amended and Restated Advisory Agreement (the “Advisory Agreement”) dated as of April 7, 2014, by and among the Company, the OP and American Realty Capital Healthcare Advisors, LLC (“Advisor”). Under the Advisory Agreement Amendment, the parties to the Advisory Agreement have agreed to terminate the Advisory Agreement immediately prior to, and contingent upon, the closing of the Merger (the “Closing”) without the need for the 60 days’ advance notice required under the Advisory Agreement. The Advisory Agreement Amendment will, pursuant to its terms, automatically terminate and be of no further force or effect if the Merger Agreement is terminated in accordance with its terms.

A copy of the Advisory Agreement Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. The foregoing summary description of the Advisory Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Advisory Agreement Amendment.

Amendment to Property Management and Leasing Agreement

Concurrently with the execution of the Merger Agreement, the Company entered into an amendment (the “Property Management Agreement Amendment”) to the Property Management and Leasing Agreement (the “Property Management Agreement”) dated February 18, 2011, by and among the Company, the OP and American Realty Capital Healthcare Properties, LLC (the “Manager”). Under the Property Management Agreement Amendment, the parties have agreed to terminate the Property Management Agreement immediately prior to, and contingent upon, the Closing. The Property Management Agreement Amendment will, pursuant to its terms, automatically terminate and be of no further force or effect if the Merger Agreement is terminated in accordance with its terms.

A copy of the Property Management Agreement Amendment is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. The foregoing summary description of the Property Management Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Property Management Agreement Amendment.

See also Item 5.02 below, which is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Agreement to Terminate Multi-Year Outperformance Agreement

Concurrently with the execution of the Merger Agreement, the Company, the OP and the Advisor entered into the Agreement (the “OPP Termination Agreement”) terminating the Company’s 2014 Multi-Year Outperformance Agreement dated as of April 7, 2014, by and among the Company, the OP and the Advisor (the “OPP”). Under the OPP Termination Agreement, the OPP will terminate without payment to the Advisor effective as of immediately prior to the Effective Time contingent on the occurrence of the Effective Time.

A copy of the OPP Termination Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary description of the OPP Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the OPP Termination Agreement.

Item 8.01 Other Events.

Amendment to Listing Note

Concurrently with the execution of the Merger Agreement, the OP and the SLP entered into an amendment (the “Listing Note Amendment”) to the Listing Note Agreement dated April 7, 2014, by and between the OP and the SLP (the “Listing Note Agreement”), to provide that: (1) immediately prior to, and contingent upon, the Closing, the SLP will be deemed to have contributed its right to distributions from the OP pursuant to its special limited partner interest in the OP, the amount of which distributions are evidenced by the Listing Note Agreement, to the OP in exchange for 5,613,374 OP Units in the OP; and (2) the Listing Note Agreement will terminate upon receipt by the SLP of such OP Units. The Listing Note Amendment will, pursuant to its terms, automatically terminate and be of no further force or effect if the Merger Agreement is terminated in accordance with its terms.

A copy of the Listing Note Amendment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary description of the Listing Note Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Listing Note Amendment.

Additional Information about the Proposed Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, the Company expects to prepare and file with the SEC a proxy statement and Ventas expects to prepare and file with the SEC a registration statement on Form S-4 containing the Company’s proxy statement (the “proxy statement/prospectus”), as well as other documents, with respect to Ventas’s proposed acquisition of the Company. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY OR VENTAS WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors may obtain free copies of the proxy statement/prospectus and other relevant documents filed by the Company and Ventas, as applicable, with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at http://www.archealthcaretrust.com. Copies of the documents filed by Ventas with the SEC are available free of charge on Ventas’s website at http://www.ventasreit.com.

The Company, the Advisor, Ventas and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed Merger. Information regarding these persons can be found, with respect to the Company and the Advisor, in the Company’s definitive proxy statement filed with the SEC on April 28, 2014 and, with respect to Ventas, in Ventas’s definitive proxy statement for Ventas’s 2014 annual meeting of stockholders, filed with the SEC on April 4, 2014. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed by the Company and Ventas with the SEC in connection with the proposed Merger if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or Ventas, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s, Ventas’s or their tenants’, operators’, borrowers’ or managers’ expected future financial condition, results of operations, cash flows, funds from operations, dividends and dividend plans, financing opportunities and plans, capital markets transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, merger integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. These forward-looking statements are inherently uncertain, and actual results may differ from the Company’s or Ventas’s expectations. The Company and Ventas do not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

The Company’s or Ventas’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s and Ventas’s filings with the Securities and Exchange Commission. These factors include without limitation: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (b) the inability to complete the merger due to the failure to obtain Company stockholder approval of the merger or the failure to satisfy other conditions to completion of the merger, including that a governmental authority may prohibit, delay or refuse to grant approval for the consummation of the merger; (c) the inability to obtain regulatory approvals for the merger; (d) risks related to disruption of management’s attention from the ongoing business operations due to the proposed merger; (e) the effect of the announcement of the proposed merger on the Company’s or Ventas’s relationships with their respective customers, tenants, lenders, operating results and businesses generally; (f) the outcome of any legal proceedings relating to the merger or the merger agreement; (g) risks to the consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; (h) the ability and willingness of the Company’s or Ventas’s tenants, operators, borrowers, managers and other third parties to satisfy their obligations under their respective contractual arrangements with the Company or Ventas, including, in some cases, their obligations to indemnify, defend and hold harmless the Company or Ventas from and against various claims, litigation and liabilities; (i) the ability of the Company’s or Ventas’s tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (j) the Company’s and Ventas’s success in implementing their business strategies and the Company’s and Ventas’s ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments, including investments in different asset types and outside the United States; (k) macroeconomic conditions such as a disruption of or lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations, and changes in the federal or state budgets resulting in the reduction or nonpayment of Medicare or Medicaid reimbursement rates; (l) the nature and extent of future competition, including new construction in the markets in which the Company’s or Ventas’s seniors housing communities and MOBs are located; (m) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (n) increases in the Company’s or Ventas’s borrowing costs as a result of changes in interest rates and other factors; (o) the ability of the Company’s or Ventas’s operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the Company’s or Ventas’s properties, to deliver high-quality services, to attract and retain qualified personnel and to attract residents and patients; (p) changes in general economic conditions or economic conditions in the markets in which the Company or Ventas may, from time to time, compete, and the effect of those changes on the Company’s or Ventas’s revenues, earnings and funding sources; (q) the Company’s and Ventas’s ability to pay down, refinance, restructure or extend their indebtedness as it becomes due; (r) the Company’s and Ventas’s ability and willingness to maintain their qualification as a REIT in light of economic, market, legal, tax and other considerations; (s) final determination of the Company’s and Ventas’s taxable net income for the year ended December 31, 2013 and for the year ending December 31, 2014; (t) the ability and willingness of the Company’s and Ventas’s tenants to renew their leases with the Company or Ventas upon expiration of the leases, the Company’s and Ventas’s ability to reposition their properties on the same or better terms in the event of nonrenewal or in the event the Company or Ventas exercises their right to replace an existing tenant or manager, and obligations, including indemnification obligations, the Company or Ventas may incur in connection with the replacement of an existing tenant or manager; (u) risks associated with the Company’s or Ventas’s senior living operating portfolio, such as factors that can cause volatility in the Company’s or Ventas’s operating income and earnings generated by those properties, including without limitation national and regional economic conditions, costs of food, materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties; (v) changes in exchange rates for any foreign currency in which the Company or Ventas may, from time to time, conduct business; (w) year-over-year changes in the Consumer Price Index or retail price index and the effect of those changes on the rent escalators contained in the Company’s or Ventas’s leases, and on the Company’s earnings; (x) the Company’s and Ventas’s ability and the ability of their tenants, operators, borrowers and managers to obtain and maintain adequate property, liability and other insurance from reputable, financially stable providers; (y) the impact of increased operating costs and uninsured professional liability claims on the Company’s or Ventas’s liquidity, financial condition and results of operations or that of the Company’s or Ventas’s tenants, operators, borrowers and managers, and the ability of the Company or Ventas and the Company’s or Ventas’s tenants, operators, borrowers and managers to accurately estimate the magnitude of those claims; (z) risks associated with the Company’s or Ventas’s MOB portfolio and operations, including the Company’s and Ventas’s ability to successfully design, develop and manage MOBs, to accurately estimate their costs in fixed fee-for-service projects and to retain key personnel; (aa) the ability of the hospitals on or near whose campuses the Company’s or Ventas’s MOBs are located and their affiliated health systems to remain competitive and financially viable and to attract physicians and physician groups; (ab) the Company’s and Ventas’s ability to build, maintain and expand their relationships with existing and prospective hospital and health system clients; (ac) risks associated with the Company’s or Ventas’s investments in joint ventures and unconsolidated entities, including their lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (ad) the impact of market or issuer events on the liquidity or value of the Company’s or Ventas’s investments in marketable securities; (ae) merger and acquisition activity in the healthcare and seniors housing industries resulting in a change of control of, or a competitor’s investment in, one or more of the Company’s or Ventas’s tenants, operators, borrowers or managers or significant changes in the senior management of the Company’s or Ventas’s tenants, operators, borrowers or managers; and (af) the impact of litigation or any financial, accounting, legal or regulatory issues that may affect the Company, Ventas or their tenants, operators, borrowers or managers. Many of these factors are beyond the control of the Company, Ventas and their management.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description

2.1	Agreement and Plan of Merger, dated as of June 1, 2014, by and among American Realty Capital Healthcare Trust, Inc., Ventas, Inc., Stripe Sub, LLC, Stripe OP, LP and American Realty Capital Healthcare Trust Operating Partnership L.P.
10.1	Amendment to the Third Amended and Restated Advisory Agreement, dated as of June 1, 2014, by and among American Realty Capital Healthcare Trust, Inc., American Realty Capital Healthcare Trust Operating Partnership L.P. and American Realty Capital Healthcare Advisors, LLC.
10.2	Amendment to the Property Management and Leasing Agreement, dated as of June 1, 2014, by and among American Realty Capital Healthcare Trust, Inc., American Realty Capital Healthcare Trust Operating Partnership L.P. and American Realty Capital Healthcare Properties, LLC.
10.3	Agreement Terminating the American Realty Capital Healthcare Trust, Inc. 2014 Advisor Multi-Year Outperformance Agreement, dated as of June 1, 2014, among American Realty Capital Healthcare Trust, Inc., American Realty Capital Healthcare Trust Operating Partnership L.P. and American Realty Capital Healthcare Advisors, LLC.
99.1	Amendment to the Listing Note Agreement, dated as of June 1, 2014, by and between American Realty Capital Healthcare Trust Operating Partnership L.P. and the American Realty Capital Healthcare Special Limited Partnership, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

Date: June 5, 2014	By: /s/ Thomas P. D’Arcy
Name: Thomas P. D’Arcy
Title: Chief Executive Officer